Morgan Stanley Variable Investment
Series - Income Plus Portfolio
Item 77O- Transactions effected
pursuant to Rule 10f-3

Securities Purchased:  General
Motors Financial Co. Inc. 4.300%
due 7/13/2025
Purchase/Trade Date:	 7/8/2015
Offering Price of Shares: $99.863
Total Amount of Offering:
$800,000,000
Amount Purchased by Fund:
$100,000
Percentage of Offering Purchased by
Fund: .013
Percentage of Fund's Total Assets:
..08
Brokers:  Barclays Capital Inc., BNP
Paribas Securities Corp., Commerz
Markets LLC., Mizuho Securities
USA Inc., Morgan Stanley & Co.
LLC, Banco Bradesco BBI S.A., BB
Securities Limited, BMO Capital
Markets Corp., Blaylock Beal Van,
LLC, Loop Capital Markets LLC,
Samuel A. Ramirez & Company,
Inc.
Purchased from: Barclays Capital
Inc.
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  United Health
Group Inc. 3.750% due 7/15/2025
Purchase/Trade Date:	  7/20/2015
Offering Price of Shares: $99.729
Total Amount of Offering:
$2,000,000,000
Amount Purchased by Fund:
$250,000
Percentage of Offering Purchased by
Fund: .013
Percentage of Fund's Total Assets:
..20
Brokers:  J.P. Morgan Securities
LLC, Barclays Capital Inc.,
Citigroup Global Markets Inc.,
Merrill Lynch Pierce Fenner &
Smith Inc., Morgan Stanley & Co.
LLC, UBS Securities LLC, BNY
Mellon Capital Markets, LLC, Credit
Suisse Securities (USA) LLC,
Deutsche Bank Securities Inc.,
Goldman, Sachs & Co., U.S.
Bancorp Investments, Inc., Wells
Fargo Securities, LLC
Purchased from: JP Morgan
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  ABN Amro
Bank NV 4.750% due 7/28/2025
Purchase/Trade Date:	 7/21/2015
Offering Price of Shares: $99.732
Total Amount of Offering:
$1,500,000,000
Amount Purchased by Fund:
$600,000
Percentage of Offering Purchased by
Fund: .040
Percentage of Fund's Total Assets:
..48
Brokers:  Citigroup Global Markets
Inc., Goldman Sachs & Co., J.P.
Morgan Securities LLC, Merrill
Lynch Pierce Fenner & Smith Inc.,
Morgan Stanley & Co LLC, ABN
AMRO Bank N.V.
Purchased from: Citibank
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Celgene Corp.
3.875% due 8/15/2025
Purchase/Trade Date:	 8/3/2015
Offering Price of Shares: $99.034
Total Amount of Offering:
$2,500,000,000
Amount Purchased by Fund:
$375,000
Percentage of Offering Purchased by
Fund: .015
Percentage of Fund's Total Assets:
..31
Brokers:  J.P. Morgan Securities
LLC, Citigroup Global Markets Inc.,
Deutsche Bank Securities Inc.,
Merrill Lynch Pierce Fenner &
Smith Inc., Barclays Capital Inc.,
Credit Suisse Securities (USA) LLC,
Goldman, Sachs & Co., Morgan
Stanley & Co. LLC, HSBC
Securities (USA) Inc., Mitsubishi
UFJ Securities (USA) Inc., Standard
Charter Bank, PNC Capital Markets
LLC, U.S. Bancorp Investments, Inc.
Purchased from: Citibank
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Automatic
Data Processing Inc. 3.375% due
9/15/2025
Purchase/Trade Date:	 9/8/2015
Offering Price of Shares: $99.891
Total Amount of Offering:
$1,000,000,000
Amount Purchased by Fund:
$150,000
Percentage of Offering Purchased by
Fund: .015
Percentage of Fund's Total Assets:
..12
Brokers:  J.P. Morgan Securities
LLC, Merrill Lynch, Pierce, Fenner
& Smith Inc., BNP Paribas
Securities Corp., Citigroup Global
Markets Inc., Morgan Stanley & Co.
LLC, Wells Fargo Securities, LLC,
Barclays Capital Inc., Deutsche Bank
Securities Inc., Mitsubishi UFJ
Securities (USA) Inc., BMO Capital
Markets Corp., Mizuho Securities
USA Inc., PNC Capital Markets
LLC, RBC Capital Markets, LLC,
Lloyds Securities Inc., SG Americas
Securities, LLC, The Williams
Capital Group, L.P., BNY Mellon
Capital Markets, LLC, KeyBanc
Capital Markets Inc., SunTrust
Robinson Humphrey, Inc., BB&T
Capital Markets, Scotia Capital
(USA) Inc., TD Securities (USA)
LLC, UMB Financial Services, Inc.,
RBS Securities Inc.
Purchased from: JP Morgan
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Home Depot
3.350% due 9/15/2015
Purchase/Trade Date:	 9/8/2015
Offering Price of Shares: $99.857
Total Amount of Offering:
$1,000,000,000
Amount Purchased by Fund:
$200,000
Percentage of Offering Purchased by
Fund: .020
Percentage of Fund's Total Assets:
..17
Brokers:  Deutsche Bank Securities
Inc., J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner &
Smith Inc., Morgan Stanley & Co.
LLC, Barclays Capital Inc., BNY
Mellon Capital Markets, LLC,
Citigroup Global Markets Inc.,
Credit Suisse Securities (USA) LLC,
Fifth Third Securities, Inc.,
Goldman, Sachs & Co., Mizuho
Securities USA Inc., RBC Capital
Markets, LLC, SunTrust Robinson
Humphrey, Inc., TD Securities
(USA) LLC, The Williams Capital
Group, LP, U.S. Bancorp
Investments, Inc., Wells Fargo
Securities, LLC, Lebenthal & Co.,
LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Gilead
Sciences Inc. 3.650% due 3/1/2026
Purchase/Trade Date:	 9/9/2015
Offering Price of Shares: $99.596
Total Amount of Offering:
$2,750,000,000
Amount Purchased by Fund:
$150,000
Percentage of Offering Purchased by
Fund: .005
Percentage of Fund's Total Assets:
..12
Brokers:  Merrill Lynch, Pierce,
Fenner & Smith Inc., J.P. Morgan
Securities LLC, Goldman, Sachs &
Co., Barclays Capital Inc., RBC
Capital Markets, LLC, Mitsubishi
UFJ Securities (USA) Inc., SMBC
Nikko Securities America, Inc., U.S.
Bancorp Investments, Inc., The
Williams Capital Group, L.P.,
Evercore Group LLC
Purchased from: JP Morgan
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Tyco
International Finance SA 3.900%
due 2/14/2026
Purchase/Trade Date:	 9/9/2015
Offering Price of Shares: $99.284
Total Amount of Offering:
$750,000,000
Amount Purchased by Fund:
$150,000
Percentage of Offering Purchased by
Fund: .020
Percentage of Fund's Total Assets:
..12
Brokers:  Deutsche Bank Securities
Inc., Goldman, Sachs & Co., Morgan
Stanley & Co. LLC, BBVA
Securities Inc., BNP Paribas
Securities Corp., BNY Mellon
Capital Markets, LLC, Citigroup
Global Markets Inc., J.P. Morgan
Securities LLC, Merrill Lynch Pierce
Fenner & Smith Inc., The Williams
Capital Group, L.P.
Purchased from: Goldman Sachs
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Biogen IDEC
Inc. 4.050% due 9/15/2025
Purchase/Trade Date:	9/10/2015
Offering Price of Shares: $99.764
Total Amount of Offering:
$1,750,000,000
Amount Purchased by Fund:
$200,000
Percentage of Offering Purchased by
Fund: .011
Percentage of Fund's Total Assets:
..17
Brokers:  Goldman, Sachs & Co.,
Merrill Lynch, Pierce, Fenner &
Smith Inc., Credit Suisse Securities
(USA) LLC, Deutsche Bank
Securities Inc., J.P. Morgan
Securities LLC, Mitsubishi UFJ
Securities (USA) Inc., Morgan
Stanley & Co. LLC, HSBC
Securities (USA) Inc., Mizuho
Securities USA Inc., U.S. Bancorp
Investments, Inc.
Purchased from: Merrill Lynch
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  WEA Finance
LLC/Westfield UK & 3.250% due
10/5/2020
Purchase/Trade Date:	 9/28/2015
Offering Price of Shares: $99.657
Total Amount of Offering:
$1,000,000,000
Amount Purchased by Fund:
$325,000
Percentage of Offering Purchased by
Fund: .033
Percentage of Fund's Total Assets:
..27
Brokers:  Citigroup Global Markets
Inc., Deutsche Bank Securities Inc.,
HSBC Securities (USA) Inc., J.P.
Morgan Securities LLC, BBVA
Securities Inc., Credit Suisse
Securities (USA) LLC, Merrill
Lynch Pierce Fenner & Smith Inc.,
Morgan Stanley & Co. LLC, RBC
Capital Markets, LLC, Scotia Capital
(USA) Inc., TD Securities (USA)
LLC, UBS Securities LLC, Wells
Fargo Securities, LLC
Purchased from: Citibank
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Hewlett
Packard Enterprise Co. 4.900% due
10/15/2025
Purchase/Trade Date:	 9/30/2015
Offering Price of Shares: $99.725
Total Amount of Offering:
$2,500,000,000
Amount Purchased by Fund:
$450,000
Percentage of Offering Purchased by
Fund: .018
Percentage of Fund's Total Assets:
..37
Brokers:  Citigroup Global Markets
Inc., Goldman, Sachs & Co., J.P.
Morgan Securities LLC, Merrill
Lynch, Pierce, Fenner & Smith Inc.,
Deutsche Bank Securities Inc., BNP
Paribas Securities Corp., HSBC
Securities (USA) Inc. Mizuho
Securities USA Inc., ANZ Securities,
Inc., Barclays Capital Inc., Credit
Suisse Securities (USA) LLC, ING
Financial Markets LLC, Morgan
Stanley & Co. LLC, RBC Capital
Markets, LLC, SG Americas
Securities, LLC, Wells Fargo
Securities, LLC, Credit Agricole
Securities (USA) Inc., KeyBanc
Capital Markets Inc., Santander
Investment Securities Inc., Standard
Chartered Bank, U.S. Bancorp
Investments, Inc., Blaylock Beal
Van, LLC, Loop Capital Markets
LLC, MFR Securities, Inc., Samuel
A. Ramirez & Company, Inc., The
Williams Capital Group, L.P.
Purchased from: Goldman Sachs
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Transurban
Finance Company Pty 4.125% due
2/2/2026
Purchase/Trade Date:	  10/27/2015
Offering Price of Shares: $99.123
Total Amount of Offering:
$550,000,000
Amount Purchased by Fund:
$225,000
Percentage of Offering Purchased by
Fund: .041
Percentage of Fund's Total Assets:
..19
Brokers:  Goldman, Sachs & Co.,
J.P. Morgan Securities LLC, Morgan
Stanley & Co. LLC
Purchased From: JP Morgan
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Mead Johnson
Nutrition Co. 3.000% due
11/15/2020
Purchase/Trade Date:	  10/29/2015
Offering Price of Shares: $99.902
Total Amount of Offering:
$750,000,000
Amount Purchased by Fund:
$300,000
Percentage of Offering Purchased by
Fund: .040
Percentage of Fund's Total Assets:
..25
Brokers:  J.P. Morgan Securities
LLC, Citigroup Global Markets Inc.,
Morgan Stanley & Co. LLC, HSBC
Securities (USA) Inc., Merrill
Lynch, Pierce, Fenner & Smith Inc.,
Mitsubishi UFJ Securities (USA)
Inc.
Purchased From: Citigroup
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Ford Motor
Credit Company LLC 3.200% due
1/15/2021
Purchase/Trade Date:	  11/4/2015
Offering Price of Shares: $99.927
Total Amount of Offering:
$1,300,000,000
Amount Purchased by Fund:
$200,000
Percentage of Offering Purchased by
Fund: .015
Percentage of Fund's Total Assets:
..17
Brokers:  Credit Agricole Securities
(USA) Inc., Deutsche Bank
Securities Inc., Goldman, Sachs &
Co., Merrill Lynch, Pierce, Fenner &
Smith Inc., Morgan Stanley & Co.
LLC, SG Americas Securities, LLC,
ANZ Securities, Inc., BNY Mellon
Capital Markets, LLC, Commerz
Markets LLC, SMBC Nikko
Securities America, Inc., U.S.
Bancorp Investments, Inc.
Purchased From: Goldman Sachs
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Delphi
Automotive PLC 3.150% due
11/19/2020
Purchase/Trade Date:	  11/9/2015
Offering Price of Shares: $99.784
Total Amount of Offering:
$650,000,000
Amount Purchased by Fund:
$175,000
Percentage of Offering Purchased by
Fund: .027
Percentage of Fund's Total Assets:
..15
Brokers:  Barclays Capital Inc.,
Citigroup Global Markets Inc.,
Deutsche Bank Securities Inc.,
Merrill Lynch, Pierce, Fenner &
Smith Inc., Morgan Stanley & Co.
LLC, BNP Paribas Securities Corp.,
Mitsubishi UFJ Securities (USA)
Inc., PNC Capital Markets LLC
Purchased From: Barclays Capital
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Skandinaviska
Enskilda Banken 2.625% due
11/17/2020
Purchase/Trade Date:	  11/9/2015
Offering Price of Shares: $99.494
Total Amount of Offering:
$1,250,000,000
Amount Purchased by Fund:
$600,000
Percentage of Offering Purchased by
Fund: .048
Percentage of Fund's Total Assets:
..50
Brokers:  Citigroup Global Markets
Inc., J.P. Morgan Securities LLC,
Merrill Lynch, Pierce, Fenner &
Smith Inc., Morgan Stanley & Co.
LLC, Skandinaviska Enskilda
Banken AB
Purchased From: JP Morgan
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Lockheed
Martin Corporation 3.550% due
1/15/2026
Purchase/Trade Date:	  11/16/2015
Offering Price of Shares: $99.228
Total Amount of Offering:
$2,000,000,000
Amount Purchased by Fund:
$425,000
Percentage of Offering Purchased by
Fund: .021
Percentage of Fund's Total Assets:
..36
Brokers:  Citigroup Global Markets
Inc., Goldman, Sachs & Co., J.P.
Morgan Securities LLC, Morgan
Stanley & Co. LLC, Credit Agricole
Securities (USA) Inc., Merrill
Lynch, Pierce, Fenner & Smith Inc.,
Mizuho Securities USA Inc., Wells
Fargo Securities, LLC, Lloyds
Securities Inc., U.S. Bancorp
Investments, Inc., ANZ Securities,
Inc., Barclays Capital Inc., RBC
Capital Markets, LLC, SMBC Nikko
Securities America Inc., TD
Securities (USA) LLC, UniCredit
Capital Markets LLC, Academy
Securities, Inc., Blavlock Beal Van,
LLC, C.L. King & Associates, Inc.,
Drexel Hamilton, LLC, Mischler
Financial Group, Inc., Samuel A.
Ramirez & Company, Inc., Siebert
Brandford Shank & Co., LLC, The
Williams Capital Group, LP
Purchased From: JP Morgan
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  Whole Foods
Market Inc. 5.200% due 12/3/2025
Purchase/Trade Date:	  11/30/2015
Offering Price of Shares: $99.861
Total Amount of Offering:
$1,000,000,000
Amount Purchased by Fund:
$225,000
Percentage of Offering Purchased by
Fund: .023
Percentage of Fund's Total Assets:
..19
Brokers:  J.P. Morgan Securities
LLC, Morgan Stanley & Co. LLC,
Wells Fargo Securities, LLC,
Goldman, Sachs & Co., William
Blair & Company, LLC
Purchased From: JP Morgan
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.

Securities Purchased:  McDonald's
Corp. 3.700% due 1/30/2026
Purchase/Trade Date:	  12/2/2015
Offering Price of Shares: $99.676
Total Amount of Offering:
$1,750,000,000
Amount Purchased by Fund:
$300,000
Percentage of Offering Purchased by
Fund: .017
Percentage of Fund's Total Assets:
..26
Brokers:  Citigroup Global Markets
Inc., Goldman, Sachs & Co., J.P.
Morgan Securities LLC, Merrill
Lynch, Pierce, Fenner & Smith Inc.,
Mizuho Securities USA Inc., Morgan
Stanley & Co. LLC, Wells Fargo
Securities, LLC, ANZ Securities,
Inc., Barclays Capital Inc., Blaylock
Beal Van, LLC, BNP Paribas
Securities Corp., Drexel Hamilton
LLC, HSBC Securities (USA) Inc.,
ING Financial Markets LLC,
Lebenthal & Co., LLC, Loop Capital
Markets LLC, Mitsubishi UFJ
Securities (USA) Inc., PNC Capital
Markets LLC, Rabo Securities USA
Inc., RBC Capital Markets LLC,
RBS Securities Inc., Samuel A
Ramirez & Company, Inc., Scotia
Capital (USA) Inc., SG Americas
Securities LLC, SMBC Nikko
Securities America, Inc., Standard
Chartered Bank, SunTrust Robinson
Humphrey, Inc., TD Securities
(USA) LLC, The Williams Capital
Group LP, Unicredit Capital Markets
LLC, U.S. Bancorp Investments Inc.
Purchased From: JP Morgan
Firm Commitment Underwriting:
YES
Issuer has over three years of
continuous operations*: YES
Percent of offering purchased by
Fund and all other accounts advised
by the adviser is less than 25%: YES
The underwriting commission,
spread and profit is reasonable and
fair compared to the underwritings of
similar securities: YES
* Muni issuers must also have an
investment grade rating from at least
one NRSRO; or if less than three
years of continuous operations, must
have one of the three highest rating
categories from at least one NRSRO.